UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

Zumiez Inc.

(Exact name of registrant as specified in its charter)

Washington	000-51300	91-1040022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 204th Street SW, Lynnwood, WA 98036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 551-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Zumiez Inc. (the “Company”) held its Annual Meeting of Shareholders on June 1, 2016. The shareholders of the Company voted on two proposals. The proposals are described in detail in the Company’s definitive proxy statement dated April 22, 2016. The final results for the votes regarding each proposal are set forth below.

Proposal Number One: Shareholders elected Kalen F. Holmes, Travis D. Smith and Scott A. Bailey as directors to each serve a three-year term until the 2019 Annual Meeting of Shareholders. The results of the vote were as follows:

Nominee	For	Against	Abstain	Broker Non- Votes
Kalen F. Holmes	23,166,798	19,113	4,935	1,128,148
Travis D. Smith	23,175,208	10,704	4,934	1,128,148
Scott A. Bailey	23,174,643	11,269	4,934	1,128,148

Proposal Number Two: Shareholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017. The results of the vote were as follows:

For	Against	Abstain
24,264,529	50,986	3,479

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.

Dated: June 2, 2016	By:	/s/ Chris Visser
Chris K. Visser
EVP, General Counsel & Secretary